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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 29, 2004
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                  000-22023                77-0156161
(State or other jurisdiction of     (Commission            (I.R.S. employer
 incorporation or organization)       File No.)          identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     In connection with the resignation of Ian Halifax disclosed in Item 5.02 of this Form 8-K, Macrovision entered into an agreement with Mr. Halifax on December 3, 2004, which provides for continuation of Mr. Halifax's employment through January 14, 2005 and payment of 100% of his annual target bonus for fiscal year 2004, which is payable in March 2005. A copy of this agreement is filed herewith as Exhibit 10.1.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On November 29, 2004, Ian Halifax announced his resignation as Executive Vice President, Chief Financial Officer and Secretary of Macrovision Corporation, effective January 14, 2005, in order to pursue an opportunity as chief financial officer at another company in the software industry.

     Mr. Halifax advised the Board that his resignation was not due to any disagreement with Macrovision on any matter relating to Macrovision's operations, policies or practices.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is furnished with this report on Form 8-K:

        EXHIBIT
        NUMBER                          DESCRIPTION
        ------      ------------------------------------------------------------
        10.01       Agreement with Ian Halifax dated December 3, 2004.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MACROVISION CORPORATION
                                               (Registrant)




Date:  November 29, 2004                  By:  /s/ William A. Krepick
                                               ---------------------------------
                                               William A. Krepick
                                               Chief Executive Officer